Notes Payable	12 Months Ended
Dec. 31, 2023
Notes Payable [Abstract]
Notes Payable
10.	Notes Payable

In April and May 2022, the Company issued promissory notes to five investors (including two related parties of the Company) for a total amount of $183,970. The promissory notes carried simple interest at a rate of 8% per annum. On July 15 2022, the promissory notes and accrued interest of $2,614, converted into the Series A financing round in accordance with the original terms of the agreements. The conversion price was set at $0.80 (60% of the Series A preferred shares financing round price) and as a result the noteholders received 231,828 Series A preferred shares. In addition, the conversion terms contained a 100% warrant coverage ratio resulting in the note holders receiving 231,828 common stock purchase warrants with an exercise price of $2.01 (150% of the Series A financing round price).